Trade Accounts Receivable and Other Current Assets	12 Months Ended
Dec. 31, 2024
Trade Accounts Receivable and Other Current Assets
Trade Accounts Receivable and Other Current Assets

12) Trade Accounts Receivable and Other Current Assets

(a) Trade Accounts Receivable

Trade accounts receivable are presented as part of Other current assets, see Note 12(b)—Other Current Assets. Trade accounts receivable are presented net of provisions for expected credit loss. As of December 31, 2024 and 2023, there was no provision for expected credit loss.

(b) Other Current Assets

Other current assets consist of the following:

	At December 31,	At December 31,
(U.S. Dollars in thousands)	2024	2023
Trade receivables	$6,251	$4,882
Trade receivables due from KNOT and affiliates (refer to Note 19 (d))	804	—
Insurance claims for recoveries (refer to Note 8)	3,877	124
Refund of value added tax	1,337	1,254
Prepaid expenses	1,505	1,568
Other receivables	1,019	967
Total other current assets	$14,793	$8,795